UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-21924
Oppenheimer Transition 2030 Fund
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end: February 28
Date of reporting period: 02/28/2010

Item 1. Reports to Stockholders.

February 28, 2010

Oppenheimer

Transition 2030 Fund

Management Commentaries and Annual Report

MANAGEMENT COMMENTARIES

Market Recap

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Listing of Investments

Financial Statements

In the Barron's/Lipper Best Mutual Fund Families Survey, based on 2009 performance, OppenheimerFunds was ranked 7 out of 61 mutual fund families.

Source: "Best Mutual Fund Families," *Barron's*, February 1, 2010. See page 2 for specific information on the methodology used to determine the rankings in the Barron's/Lipper Best Mutual Fund Families survey. ***Past performance does not guarantee future results.***

OppenheimerFunds®
The Right Way to Invest

February28,2010 ManagementTransition2030CommentariesandFundAnnualReport MANAGEMENTCOMMENTARIESMarketRecapANNUALREPORT ListingofTopHoldingsFundPerformanceDiscussionListingofInvestmentsFinancialStatementsIntheBarron’s/Li pperBestMutualFundFamiliesSurvey,basedon2009performance,OppenheimerFundswasranked7outof61mutualfundf amilies. Source:“BestMutualFundFamilies,”Barron’s,February1,2010.Seepage2forspecificinformationonthemethodolo gyusedtodeterminetherankingsintheBarron’s/LipperBestMutualFundFamiliessurvey.Pastperformancedoesnotg uaranteefutureresults.

TOP HOLDINGS AND ALLOCATIONS
Asset Class Allocation
Portfolio holdings and allocations are subject to change. Percentages are as of February 28, 2010, and are based on the total market value of investments.
8 | OPPENHEIMER TRANSITION 2030 FUND

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund’s performance during its fiscal year ended February 28, 2010, followed by a graphical comparison of the Fund’s performance to appropriate broad-based market indices.
Management’s Discussion of Fund Performance. Over the 12-month reporting period ended February 28, 2010, Oppenheimer Transition 2030 Fund’s Class A shares (without sales charge) returned 53.29%, versus its benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, which returned 53.55% and 9.32%, respectively.
     The Fund’s largest holding at period end, Oppenheimer Capital Appreciation Fund’s Class Y shares, returned 54.79% during the reporting period, slightly outperforming the Russell 1000 Growth Index, which returned 54.19%. The underlying fund experienced its most favorable relative results due to an overweight position to financials, which was the strongest performing sector within the Russell 1000 Growth Index, and stronger relative stock selection within telecommunication services and energy. An underweight position to consumer staples, one of the weaker performing sectors within the Russell 1000 Growth Index, also benefited performance. The underlying fund underperformed within materials as a result of weaker relative stock selection. An underweight position to industrials and an overweight to health care provided the bulk of the underlying fund’s underperformance within those sectors.
     Oppenheimer Small- & Mid- Cap Value Fund’s Class Y shares, the Fund’s second largest holding at period end, returned 65.07% during the reporting period and underperformed the Russell 2500 Value Index, which returned 69.33%. The underlying fund underperformed primarily within the consumer staples, materials and consumer discretionary sectors. Within consumer staples, weaker relative stock selection and an overweight position resulted in the underlying fund’s underperformance. An underweight position to materials, one of the stronger performing sectors within the Russell 2500 Value Index, and weaker relative stock selection within consumer discretionary, detracted from relative performance. The underlying fund’s strongest relative outperformers were the industrials, information technology and telecommunication services sectors. Stronger relative stock selection drove the underlying fund’s outperformance in these sectors.
     The Fund’s next largest holding, Oppenheimer Value Fund’s Class Y shares, returned 53.17% during the reporting period, underperforming the Russell 1000 Value Index, which returned 56.50%, as well as the S&P 500 Index’s return of 53.55%. The bulk of the underlying fund’s underperformance stemmed from its underweight position and weaker relative stock selection to financials, which was one of the stronger performing sectors for the Russell 1000 Value Index during the period. An overweight position and weaker relative stock selection within consumer staples, as well as weaker relative stock selection within utilities, also detracted from performance. The underlying fund outperformed the Russell 1000 Value Index primarily within energy, materials and health care. Better relative stock selection and an underweight position to the energy sector benefited relative performance.
9 | OPPENHEIMER TRANSITION 2030 FUND

FUND PERFORMANCE DISCUSSION
Within materials, the underlying fund outperformed largely as a result of its overweight position, and due to better relative stock selection. Better relative stock selection than the Russell 1000 Value Index drove the underlying fund’s outperformance within health care.
     The Fund had allocations of approximately 10% each to Class Y shares of Oppenheimer Discovery Fund, Oppenheimer Developing Markets Fund and Oppenheimer Main Street Fund. Oppenheimer Discovery Fund’s Class Y shares returned 45.51% during the reporting period, underperforming the Russell 2000 Growth Index’s return of 61.85%. The underlying fund underperformed the Russell 2000 Growth Index primarily as a result of weaker relative stock selection, with the greatest detractors to performance being the consumer discretionary, health care and industrials sectors. The underlying fund outperformed primarily within energy, information technology and financials due to stronger relative stock selection.
     Oppenheimer Developing Markets Fund’s Class Y shares produced a total return of 99.56% during the reporting period, outperforming the MSCI Emerging Markets Index, which returned 92.14%. The underlying fund outperformed the MSCI Emerging Markets Index in nine out of ten sectors, led by stronger relative stock selection within consumer staples and telecommunication services. An underweight position and stronger relative stock selection within health care, an overweight position to consumer discretionary and an underweight position to utilities (no securities were held in this sector by period end) also produced positive relative performance for the underlying fund. The underlying fund underperformed the MSCI Emerging Markets Index within materials by a slight margin, as a result of its underweight position.
     Oppenheimer Main Street Fund’s Class Y shares returned 54.62% during the reporting period, outperforming the S&P 500 Index, which returned 53.55%. The underlying fund outperformed the S&P 500 Index in seven out of ten sectors. Underweight positions to consumer staples and health care contributed to positive results, as did an overweight position and better relative stock selection within information technology. Financials was the greatest underperformer for the underlying fund, due to an underweight position and weaker relative stock selection.
     The Fund also had approximately 10% of its net assets to underlying fixed-income funds at period end. Its largest fixed-income holding was Oppenheimer Core Bond Fund’s Class Y shares, which returned 24.67% during the reporting period, outperforming the Barclays Capital U.S. Aggregate Bond Index’s return of 9.32%. The underlying fund benefited from a number of factors during the reporting period, with the primary driver of positive performance being its exposure to mortgage-backed securities (MBS) and corporate bonds. Its overweight position to residential MBS, comprised mainly of agency MBS, aided performance as this sector performed well due in large part to government programs aimed at supporting the housing market. Agency mortgages are typically packaged and resold by government sponsored enterprises including Fannie Mae and Freddie Mac as
10 | OPPENHEIMER TRANSITION 2030 FUND

MBS. Specifically, the Fed committed to purchasing agency MBS in an effort to keep mortgage rates low. Non-agency MBS, which are securitized by non-government institutions such as large banks, also performed well for the underlying fund, particularly in the second half of the period. The underlying fund was also overweight to commercial mortgage-backed securities (CMBS), which overall performed well for the period, despite ongoing headline risk in this sector. In the fourth quarter, the underlying fund reduced its overweight to the CMBS sector and took profits. Over the course of the reporting period, the underlying fund increased its allocation to corporate bonds, moving from a neutral position at the end of the second quarter of 2009 to an overweight position by the end of the third quarter of 2009. This benefited performance as investment grade corporate and BB-rated corporate bonds performed well in the second half of the period. Credit spreads, or the risk premium to comparable U.S. Treasuries, have narrowed dramatically since hitting their widest point back in December of 2008. A portfolio management change for this underlying fund in April of last year coincided with the steady outperformance of the underlying fund versus its benchmark.
     At period end, the Fund also had approximately 5% of its net assets allocated to the following: Class Y shares of Oppenheimer Commodity Strategy Total Return Fund and Oppenheimer International Growth Fund. Oppenheimer Commodity Strategy Total Return Fund’s Class Y shares returned 26.62% during the reporting period, underperforming the S&P GSCI’s return of 29.04%. Oppenheimer International Growth Fund’s Class Y shares returned 55.88%, outperforming the MSCI EAFE Index, which returned 54.58%.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until February 28, 2010. Performance is measured from the inception of Class A, B, C, N and Y shares on December 15, 2006. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance does not guarantee future results.
     The Fund’s performance is compared to the performance of the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index. The S&P 500 Index is an unmanaged index of equity securities that is a measure of the general domestic stock market. The Barclays Capital U.S. Aggregate Bond Index is an unmanaged, broad-based index of investment grade corporate debt. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments in the index.
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FUND PERFORMANCE DISCUSSION
Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
12 | OPPENHEIMER TRANSITION 2030 FUND

Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 3% (since inception); and for Class C and N shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. See page 17 for further information.
13 | OPPENHEIMER TRANSITION 2030 FUND

FUND PERFORMANCE DISCUSSION
Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
14 | OPPENHEIMER TRANSITION 2030 FUND

Class N Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 3% (since inception); and for Class C and N shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. See page 17 for further information.
15 | OPPENHEIMER TRANSITION 2030 FUND

FUND PERFORMANCE DISCUSSION
Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 3% (since inception); and for Class C and N shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. See page 17 for further information.
16 | OPPENHEIMER TRANSITION 2030 FUND

NOTES
Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.
Investors should consider the Fund’s investment objectives, risks, expenses and other charges carefully before investing. The Fund’s prospectus and, if available, the Fund’s summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at 1.800.525.7048 or visiting our website at www.oppenheimerfunds.com. Read the prospectus and, if available, the summary prospectus carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund were first publicly offered on 12/15/06. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%.
Class B shares of the Fund were first publicly offered on 12/15/06. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 3% (since inception). Class B shares are subject to an annual 0.75% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 12/15/06. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
Class N shares of the Fund were first publicly offered on 12/15/06. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.
Class Y shares of the Fund were first publicly offered on 12/15/06. Class Y shares are offered only to fee-based clients of dealers that have a special agreement with the Distributor, to certain institutional investors under a special agreement with the Distributor, and to present or former officers, directors, trustees or employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
17 | OPPENHEIMER TRANSITION 2030 FUND

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees (if applicable); and (2) ongoing costs, including distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended February 28, 2010.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
18 | OPPENHEIMER TRANSITION 2030 FUND

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	September 1, 2009	February 28, 2010	February 28, 2010

Actual
Class A	$1,000.00	$1,082.90	$3.72
Class B	1,000.00	1,080.20	7.76
Class C	1,000.00	1,078.80	7.71
Class N	1,000.00	1,083.60	4.24
Class Y	1,000.00	1,086.30	0.47

Hypothetical (5% return before expenses)
Class A	1,000.00	1,021.22	3.61
Class B	1,000.00	1,017.36	7.53
Class C	1,000.00	1,017.41	7.48
Class N	1,000.00	1,020.73	4.12
Class Y	1,000.00	1,024.35	0.45
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding all underlying fund expenses, based on the 6-month period ended February 28, 2010 are as follows:

Class	Expense Ratios

Class A	0.72%
Class B	1.50
Class C	1.49
Class N	0.82
Class Y	0.09
The expense ratios reflect voluntary waivers or reimbursements of expenses by the Fund’s Manager and Transfer Agent that can be terminated at any time, without advance notice. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
19 | OPPENHEIMER TRANSITION 2030 FUND

STATEMENT OF INVESTMENTS February 28, 2010

	Shares	Value

Investment Companies—100.1%[1]
Fixed Income Funds—10.2%
Oppenheimer Core Bond Fund, Cl. Y	1,143,174	$7,099,108
Oppenheimer Limited-Term Government Fund, Cl. Y	187,150	1,734,884

		8,833,992
Global Equity Funds—15.0%
Oppenheimer Developing Markets Fund, Cl. Y	324,614	8,826,259
Oppenheimer International Growth Fund, Cl. Y	176,353	4,165,447

		12,991,706
Specialty Fund—5.1%
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y2	1,326,568	4,417,473
U.S. Equity Funds—69.8%
Oppenheimer Capital Appreciation Fund, Cl. Y2	429,248	17,354,482
Oppenheimer Discovery Fund, Cl. Y2	192,868	8,837,223
Oppenheimer Main Street Fund, Cl. Y	312,528	8,691,393
Oppenheimer Small- & Mid- Cap Value Fund, Cl. Y2	477,829	13,006,506
Oppenheimer Value Fund, Cl. Y	655,830	12,664,080

		60,553,684
Total Investments, at Value (Cost $83,563,446)	100.1%	86,796,855
Liabilities in Excess of Other Assets	(0.1)	(81,782)

Net Assets	100.0%	$86,715,073

Footnotes to Statement of Investments
1.  Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended February 28, 2010, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross		Gross		Shares
	Feb. 28, 2009	Additions		Reductions		Feb. 28, 2010

Oppenheimer Capital Appreciation Fund, Cl. Y	280,532	175,914		27,198		429,248
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y	518,226	866,202		57,860		1,326,568
Oppenheimer Core Bond Fund, Cl. Y	717,403	528,356		102,585		1,143,174
Oppenheimer Developing Markets Fund, Cl. Y	253,269	138,663		67,318		324,614
Oppenheimer Discovery Fund, Cl. Y	—	199,865	[a]	6,997		192,868
Oppenheimer Institutional Money Market Fund, Cl. E	241,414	17,907,991		18,149,405		—
Oppenheimer International Growth Fund, Cl. Y	122,183	75,320		21,150		176,353
Oppenheimer Limited-Term Government Fund, Cl. Y	—	211,918		24,768		187,150
Oppenheimer Main Street Fund, Cl. Y	201,619	134,487		23,578		312,528
Oppenheimer MidCap Fund, Cl. Y	369,218	115,457		484,675	[a]	—
Oppenheimer Small- & Mid- Cap Value Fund, Cl. Y	312,454	200,869		35,494		477,829
Oppenheimer Value Fund, Cl. Y	430,434	279,196		53,800		655,830
F1 | OPPENHEIMER TRANSITION 2030 FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued

			Realized
	Value	Income	Gain (Loss)

Oppenheimer Capital Appreciation Fund, Cl. Y	$17,354,482	$—	$(431,855)
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y	4,417,473	—	(346,994)
Oppenheimer Core Bond Fund, Cl. Y	7,099,108	155,891	(372,240)
Oppenheimer Developing Markets Fund, Cl. Y	8,826,259	50,929	(1,594,724)
Oppenheimer Discovery Fund, Cl. Y	8,837,223	—	(176,492)
Oppenheimer Institutional Money Market Fund, Cl. E	—	1,245	—
Oppenheimer International Growth Fund, Cl. Y	4,165,447	39,559	(164,163)
Oppenheimer Limited-Term Government Fund, Cl. Y	1,734,884	19,814	361
Oppenheimer Main Street Fund, Cl. Y	8,691,393	108,913	(386,994)
Oppenheimer MidCap Fund, Cl. Y	—	—	(76,475)
Oppenheimer Small- & Mid- Cap Value Fund, Cl. Y	13,006,506	—	(526,877)
Oppenheimer Value Fund, Cl. Y	12,664,080	189,942	(498,762)

	$86,796,855	$566,293	$(4,575,215)

a.	All or a portion is the result of a corporate action.

2.	Non-income producing security.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of February 28, 2010 based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Investment Companies	$86,796,855	$—	$—	$86,796,855

Total Assets	$86,796,855	$—	$—	$86,796,855

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
See accompanying Notes to Financial Statements.
F2 | OPPENHEIMER TRANSITION 2030 FUND

STATEMENT OF ASSETS AND LIABILITIES February 28, 2010

Assets
Investments, at value—affiliated companies (cost $83,563,446)—see accompanying statement of investments	$86,796,855
Cash	71,820
Receivables and other assets:
Shares of beneficial interest sold	195,135
Dividends	39,530
Other	3,230

Total assets	87,106,570

Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	219,752
Investments purchased	68,896
Distribution and service plan fees	32,980
Legal, auditing and other professional fees	25,235
Shareholder communications	23,522
Transfer and shareholder servicing agent fees	18,086
Trustees’ compensation	1,308
Other	1,718

Total liabilities	391,497

Net Assets	$86,715,073

Composition of Net Assets
Par value of shares of beneficial interest	$11,147
Additional paid-in capital	89,499,165
Accumulated net investment loss	(1,086)
Accumulated net realized loss on investments	(6,027,562)
Net unrealized appreciation on investments	3,233,409

Net Assets	$86,715,073

F3 | OPPENHEIMER TRANSITION 2030 FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of $38,528,273 and 4,926,557 shares of beneficial interest outstanding)	$7.82
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$8.30

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $7,000,169 and 909,633 shares of beneficial interest outstanding)	$7.70

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $17,868,923 and 2,322,402 shares of beneficial interest outstanding)	$7.69

Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $22,280,750 and 2,856,823 shares of beneficial interest outstanding)	$7.80

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $1,036,958 and 131,559 shares of beneficial interest outstanding)	$7.88
See accompanying Notes to Financial Statements.
F4 | OPPENHEIMER TRANSITION 2030 FUND

STATEMENT OF OPERATIONS For the Year Ended February 28, 2010

Investment Income
Dividends from affiliated companies	$566,293
Interest	85
Other income	2,286

Total investment income	568,664

Expenses
Distribution and service plan fees:
Class A	67,833
Class B	55,877
Class C	136,285
Class N	80,410
Transfer and shareholder servicing agent fees:
Class A	99,291
Class B	24,948
Class C	51,352
Class N	46,162
Class Y	258
Shareholder communications:
Class A	27,615
Class B	8,630
Class C	11,270
Class N	3,375
Class Y	34
Legal, auditing and other professional fees	26,229
Trustees’ compensation	1,523
Custodian fees and expenses	871
Other	11,597

Total expenses	653,560
Less waivers and reimbursements of expenses	(26,175)

Net expenses	627,385

Net Investment Loss	(58,721)

Realized and Unrealized Gain (Loss)
Net realized loss on investments from affiliated companies	(4,575,215)
Net change in unrealized appreciation on investments	27,099,092
Net Increase in Net Assets Resulting from Operations	$22,465,156

See accompanying Notes to Financial Statements.
F5 | OPPENHEIMER TRANSITION 2030 FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	February 28,	February 29,
	2010	2009

Operations
Net investment income (loss)	$(58,721)	$169,912
Net realized loss	(4,575,215)	(426,313)
Net change in unrealized appreciation (depreciation)	27,099,092	(22,301,936)

Net increase (decrease) in net assets resulting from operations	22,465,156	(22,558,337)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(33,925)	(85,594)
Class B	—	—
Class C	—	(3,244)
Class N	(183)	(34,811)
Class Y	(4,231)	(3,125)

	(38,339)	(126,774)
Distributions from net realized gain:
Class A	(311,505)	(140,399)
Class B	(59,151)	(30,946)
Class C	(144,577)	(65,935)
Class N	(177,505)	(66,850)
Class Y	(7,558)	(3,071)

	(700,296)	(307,201)

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	13,257,157	15,746,095
Class B	1,724,382	3,099,166
Class C	5,027,794	9,474,285
Class N	8,453,102	11,348,186
Class Y	491,875	130,892

	28,954,310	39,798,624

Net Assets
Total increase	50,680,831	16,806,312
Beginning of period	36,034,242	19,227,930

End of period (including accumulated net investment income (loss) of $(1,086) and $37,604, respectively)	$86,715,073	$36,034,242

See accompanying Notes to Financial Statements.
F6 | OPPENHEIMER TRANSITION 2030 FUND

FINANCIAL HIGHLIGHTS

	February 28,	February 28,	February 29,	February 28,
Class A Year Ended	2010	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$5.15	$9.90	$10.19	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	.01	.06	.10	(.01)
Net realized and unrealized gain (loss)	2.74	(4.73)	(.17)	.20

Total from investment operations	2.75	(4.67)	(.07)	.19

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.01)	(.03)	(.22)	—
Distributions from net realized gain	(.07)	(.05)	—	—

Total dividends and/or distributions to shareholders	(.08)	(.08)	(.22)	—

Net asset value, end of period	$7.82	$5.15	$9.90	$10.19

Total Return, at Net Asset Value[3]	53.29%	(47.24)%	(0.85)%	1.90%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$38,528	$15,691	$10,293	$1,491

Average net assets (in thousands)	$28,730	$14,554	$5,394	$1,200

Ratios to average net assets:[4]
Net investment income (loss)	0.18%	0.81%	0.90%	(0.58)%
Total expenses[5]	0.74%	0.83%	1.24%	7.62%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.71%	0.80%	0.81%	0.80%

Portfolio turnover rate	11%	6%	46%	0%

1.	For the period from December 15, 2006 (commencement of operations) to February 28, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including all underlying fund expenses were as follows:

Year Ended February 28, 2010	1.50%
Year Ended February 28, 2009	1.51%
Year Ended February 29, 2008	1.93%
Period Ended February 28, 2007	8.31%
6.	The fiscal 2007 total expenses ratio is higher due to the Fund’s limited operating history at February 28, 2007.
See accompanying Notes to Financial Statements.
F7 | OPPENHEIMER TRANSITION 2030 FUND

FINANCIAL HIGHLIGHTS Continued

	February 28,	February 28,	February 29,	February 28,
Class B Year Ended	2010	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$5.10	$9.84	$10.17	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	(.03)	(.02)	.04	(.03)
Net realized and unrealized gain (loss)	2.70	(4.67)	(.19)	.20

Total from investment operations	2.67	(4.69)	(.15)	.17

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	—	(.18)	—
Distributions from net realized gain	(.07)	(.05)	—	—

Total dividends and/or distributions to shareholders	(.07)	(.05)	(.18)	—

Net asset value, end of period	$7.70	$5.10	$9.84	$10.17

Total Return, at Net Asset Value[3]	52.29%	(47.71)%	(1.58)%	1.70%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,000	$3,343	$2,834	$282

Average net assets (in thousands)	$5,616	$3,841	$1,404	$105

Ratios to average net assets:[4]
Net investment income (loss)	(0.46)%	(0.22)%	0.37%	(1.44)%
Total expenses[5]	1.66%	1.70%	2.12%	16.30%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.49%	1.57%	1.56%	1.54%

Portfolio turnover rate	11%	6%	46%	0%

1.	For the period from December 15, 2006 (commencement of operations) to February 28, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including all underlying fund expenses were as follows:

Year Ended February 28, 2010	2.42%
Year Ended February 28, 2009	2.38%
Year Ended February 29, 2008	2.81%
Period Ended February 28, 2007	16.99%
6.	The fiscal 2007 total expenses ratio is higher due to the Fund’s limited operating history at February 28, 2007.
See accompanying Notes to Financial Statements.
F8 | OPPENHEIMER TRANSITION 2030 FUND

	February 28,	February 28,	February 29,	February 28,
Class C Year Ended	2010	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$5.10	$9.84	$10.17	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	(.04)	.01	.17	(.03)
Net realized and unrealized gain (loss)	2.70	(4.70)	(.30)	.20

Total from investment operations	2.66	(4.69)	(.13)	.17

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	— [3]	(.20)	—
Distributions from net realized gain	(.07)	(.05)	—	—

Total dividends and/or distributions to shareholders	(.07)	(.05)	(.20)	—

Net asset value, end of period	$7.69	$5.10	$9.84	$10.17

Total Return, at Net Asset Value[4]	52.09%	(47.69)%	(1.47)%	1.70%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$17,869	$8,177	$3,362	$75

Average net assets (in thousands)	$13,656	$6,272	$1,236	$19

Ratios to average net assets:[5]
Net investment income (loss)	(0.62)%	0.08%	1.61%	(1.42)%
Total expenses[6]	1.52%	1.65%	1.87%	45.81%[7]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.48%	1.57%	1.44%	1.52%

Portfolio turnover rate	11%	6%	46%	0%

1.	For the period from December 15, 2006 (commencement of operations) to February 28, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Less than $0.005 per share.

4.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5.	Annualized for periods less than one full year.

6.	Total expenses including all underlying fund expenses were as follows:

Year Ended February 28, 2010	2.28%
Year Ended February 28, 2009	2.33%
Year Ended February 29, 2008	2.56%
Period Ended February 28, 2007	46.50%
7.	The fiscal 2007 total expenses ratio is higher due to the Fund’s limited operating history at February 28, 2007.
See accompanying Notes to Financial Statements.
F9 | OPPENHEIMER TRANSITION 2030 FUND

FINANCIAL HIGHLIGHTS Continued

	February 28,	February 28,	February 29,	February 28,
Class N Year Ended	2010	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$5.14	$9.89	$10.18	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	— [3]	.06	.08	(.02)
Net realized and unrealized gain (loss)	2.73	(4.73)	(.17)	.20

Total from investment operations	2.73	(4.67)	(.09)	.18

Dividends and/or distributions to shareholders:
Dividends from net investment income	— [3]	(.03)	(.20)	—
Distributions from net realized gain	(.07)	(.05)	—	—

Total dividends and/or distributions to shareholders	(.07)	(.08)	(.20)	—

Net asset value, end of period	$7.80	$5.14	$9.89	$10.18

Total Return, at Net Asset Value[4]	53.06%	(47.33)%	(1.05)%	1.80%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$22,281	$8,513	$2,256	$2

Average net assets (in thousands)	$16,120	$6,422	$844	$1

Ratios to average net assets:[5]
Net investment income (loss)	(0.05)%	0.81%	0.80%	(0.93)%
Total expenses[6]	0.87%	1.03%	1.08%	78.18%[7]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.86%	0.97%	1.05%	1.05%

Portfolio turnover rate	11%	6%	46%	0%

1.	For the period from December 15, 2006 (commencement of operations) to February 28, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Less than $0.005 per share.

4.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5.	Annualized for periods less than one full year.

6.	Total expenses including all underlying fund expenses were as follows:

Year Ended February 28, 2010	1.63%
Year Ended February 28, 2009	1.71%
Year Ended February 29, 2008	1.77%
Period Ended February 28, 2007	78.87%
7.	The fiscal 2007 total expenses ratio is higher due to the Fund’s limited operating history at February 28, 2007.
See accompanying Notes to Financial Statements.
F10 | OPPENHEIMER TRANSITION 2030 FUND

	February 28,	February 28,	February 29,	February 28,
Class Y Year Ended	2010	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$5.18	$9.94	$10.19	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	.06	.07	.08	— [3]
Net realized and unrealized gain (loss)	2.75	(4.73)	(.10)	.19

Total from investment operations	2.81	(4.66)	(.02)	.19

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.04)	(.05)	(.23)	—
Distributions from net realized gain	(.07)	(.05)	—	—

Total dividends and/or distributions to shareholders	(.11)	(.10)	(.23)	—

Net asset value, end of period	$7.88	$5.18	$9.94	$10.19

Total Return, at Net Asset Value[4]	54.14%	(46.97)%	(0.38)%	1.90%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,037	$310	$483	$229

Average net assets (in thousands)	$707	$484	$393	$25

Ratios to average net assets:[5]
Net investment income (loss)	0.87%	0.87%	0.74%	(0.07)%
Total expenses[6]	0.10%	0.29%	0.39%	3.97%[7]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.10%	0.27%	0.35%	0.19%

Portfolio turnover rate	11%	6%	46%	0%

1.	For the period from December 15, 2006 (commencement of operations) to February 28, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Less than $0.005 per share.

4.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5.	Annualized for periods less than one full year.

6.	Total expenses including all underlying fund expenses were as follows:

Year Ended February 28, 2010	0.86%
Year Ended February 28, 2009	0.97%
Year Ended February 29, 2008	1.08%
Period Ended February 28, 2007	4.66%
7.	The fiscal 2007 total expenses ratio is higher due to the Fund’s limited operating history at February 28, 2007.
See accompanying Notes to Financial Statements.
F11 | OPPENHEIMER TRANSITION 2030 FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Transition 2030 Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek total return until the target retirement date included in its name and then seeks income and secondarily capital growth. The Fund is a special type of mutual fund known as a “fund of funds” because it invests in other mutual funds. The Fund normally invests in a portfolio consisting of a target weighted allocation in Class Y shares of other Oppenheimer funds (the “Underlying Funds”). The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares based upon the net asset value of the applicable Underlying Fund. For each Underlying Fund, the net asset value per share for a class of shares is determined as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading by dividing the value of the Underlying Fund’s net assets attributable to that class by the number of outstanding shares of that class on that day.
     To determine their net asset values, the Underlying Funds’ assets are valued primarily on the basis of current market quotations. In the absence of a readily available unadjusted quoted market price, including for assets whose values have been materially affected by what the Manager identifies as a significant event occurring before the Underlying Fund’s assets are valued but after the close of their respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that Underlying Fund’s assets using consistently applied procedures under the supervision of the Board of Trustees. The methodologies used for valuing assets are not necessarily an indication of the risks associated with investing in those Underlying Funds.
F12 | OPPENHEIMER TRANSITION 2030 FUND

     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical assets or liabilities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing assets and liabilities are not necessarily an indication of the risks associated with investing in those assets or liabilities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     The Fund classifies each of its investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Risks of Investing in the Underlying Funds. Each of the Underlying Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, the Fund will have greater exposure to the risks of that Underlying Fund.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
F13 | OPPENHEIMER TRANSITION 2030 FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

			Net Unrealized
			Depreciation
			Based on Cost of
			Securities and Other
Undistributed Net	Undistributed	Accumulated Loss	Investments for Federal
Investment Income	Long-Term Gain	Carryforward[1,2,3,4]	Income Tax Purposes

$—	$—	$490,074	$2,304,079

1.	As of February 28, 2010, the Fund had $408,883 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of February 28, 2010, details of the capital loss carryforward were as follows:

Expiring

2018	$408,883
2.	As of February 28, 2010, the Fund had $81,191 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2019.

3.	During the fiscal year ended February 28, 2010, the Fund did not utilize any capital loss carryforward.

4.	During the fiscal year ended February 28, 2009, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for February 28, 2010. Net assets of the Fund were unaffected by the reclassifications.

	Reduction to	Reduction to
	Accumulated Net	Accumulated Net
Reduction	Investment	Realized Loss on
to Paid-in Capital	Loss	Investments

$61,539	$58,370	$3,169
The tax character of distributions paid during the years ended February 28, 2010 and February 28, 2009 was as follows:

	Year Ended	Year Ended
	February 28, 2010	February 28, 2009

Distributions paid from:
Ordinary income	$38,161	$238,981
Long-term capital gain	700,453	194,994

Total	$738,614	$433,975

F14 | OPPENHEIMER TRANSITION 2030 FUND

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of February 28, 2010 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$89,100,934

Gross unrealized appreciation	$4,699,362
Gross unrealized depreciation	(7,003,441)

Net unrealized depreciation	$(2,304,079)

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended February 28, 2010, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$319
Payments Made to Retired Trustees	65
Accumulated Liability as of February 28, 2010	601
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date.
F15 | OPPENHEIMER TRANSITION 2030 FUND

NOTES TO FINANCIAL STATEMENTS Continued
1.	Significant Accounting Policies Continued
Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.
Investment Income. Dividend distributions received from the Underlying Funds are recorded on the ex-dividend date. Upon receipt of notification from an Underlying Fund, and subsequent to the ex-dividend date, some of the dividend income originally recorded by the Fund may be reclassified as a tax return of capital by reducing the cost basis of the Underlying Fund and/or increasing the realized gain on sales of investments in the Underlying Fund.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:
F16 | OPPENHEIMER TRANSITION 2030 FUND

	Year Ended February 28, 2010		Year Ended February 28, 2009
	Shares	Amount	Shares	Amount

Class A
Sold	2,720,334	$19,264,549	2,508,070	$19,431,976
Dividends and/or distributions reinvested	40,336	320,272	34,777	204,492
Redeemed	(880,562)	(6,327,664)	(535,868)	(3,890,373)

Net increase	1,880,108	$13,257,157	2,006,979	$15,746,095

Class B
Sold	406,736	$2,776,163	465,089	$3,835,183
Dividends and/or distributions reinvested	7,496	58,616	5,184	30,223
Redeemed	(159,486)	(1,110,397)	(103,459)	(766,240)

Net increase	254,746	$1,724,382	366,814	$3,099,166

Class C
Sold	1,349,998	$9,347,010	1,515,075	$11,214,791
Dividends and/or distributions reinvested	16,744	131,091	10,082	58,780
Redeemed	(646,833)	(4,450,307)	(264,480)	(1,799,286)

Net increase	719,909	$5,027,794	1,260,677	$9,474,285

Class N
Sold	1,688,348	$12,014,451	1,779,495	$13,959,171
Dividends and/or distributions reinvested	17,017	134,778	12,710	74,607
Redeemed	(504,490)	(3,696,127)	(364,361)	(2,685,592)

Net increase	1,200,875	$8,453,102	1,427,844	$11,348,186

Class Y
Sold	99,418	$686,028	46,465	$343,222
Dividends and/or distributions reinvested	1,474	11,779	1,047	6,185
Redeemed	(29,281)	(205,932)	(36,191)	(218,515)

Net increase	71,611	$491,875	11,321	$130,892

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended February 28, 2010, were as follows:

	Purchases	Sales

Investment securities	$35,744,647	$6,870,386
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Manager does not charge a management fee, but rather collects indirect management fees from the Fund’s
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NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
investments in the Underlying Funds and in IMMF. The weighted indirect management fees collected from the Fund’s investment in the Underlying Funds and in IMMF, as a percent of average daily net assets of the Fund for the year ended February 28, 2010 was 0.61%.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended February 28, 2010, the Fund paid $192,315 to OFS for services to the Fund.
     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in
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respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at December 31, 2009 were as follows:

Class B	$178,155
Class C	149,224
Class N	164,046
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C	Class N
		Contingent	Contingent	Contingent	Contingent
	Class A	Deferred Sales	Deferred Sales	Deferred Sales	Deferred Sales
	Front-End Sales	Charges	Charges	Charges	Charges
	Charges Retained	Retained by	Retained by	Retained by	Retained by
Year Ended	by Distributor	Distributor	Distributor	Distributor	Distributor

February 28, 2010	$154,878	$48	$16,755	$3,624	$224

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to a total expense limitation on the aggregate amount of combined direct (fund-of-funds level) and indirect expense so that as a percentage of daily net assets they will not exceed the following annual rates: 1.50%, 2.25%, 2.25%, 1.75% and 1.25%, for Class A, Class B, Class C, Class N and Class Y, respectively. During the year ended February 28, 2010, the Manager waived fees and/or reimbursed the Fund $549, $3,633 and $243 for the Class A, Class B and Class C shares, respectively. The Manager may modify or terminate this undertaking at any time without notice to shareholders. These expense limitations do not include extraordinary expenses and other expenses not incurred in the ordinary course of the Fund’s business. Notwithstanding the foregoing limits, the Manager is not required to waive or reimburse Fund expenses in excess of indirect management fees earned from investments in the Underlying Funds and IMMF to assure that expenses do not exceed those limits.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.
During the year ended February 28, 2010, OFS waived transfer and shareholder servicing agent fees as follows:

Class A	$8,759
Class B	5,585
Class C	5,401
Class N	1,957
Class Y	48
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NOTES TO FINANCIAL STATEMENTS Continued
5. Subsequent Events Evaluation
The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. This evaluation determined that there are no subsequent events that necessitated disclosures and/or adjustments.
6. Pending Litigation
Since 2009, a number of lawsuits have been filed in federal courts against the Manager, the Distributor, and certain mutual funds (“Defendant Funds”) advised by the Manager and distributed by the Distributor (but not including the Fund). The lawsuits naming the Defendant Funds also name as defendants certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     In 2009, lawsuits were filed in state court against the Manager and a subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other lawsuits have been filed since 2008 in various state and federal courts, against the Manager and certain of its affiliates. Those lawsuits were filed by investors who made investments through an affiliate of the Manager, and relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff “). Those suits allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
     The Manager believes that the lawsuits described above are without legal merit and is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits brought against those Funds and the Trustees named in those suits. While it is premature to render any opinion as to the
F20 | OPPENHEIMER TRANSITION 2030 FUND

outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer funds.
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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Transition 2030 Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Transition 2030 Fund, including the statement of investments, as of February 28, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and for the period December 15, 2006 (commencement of operations) to February 28, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2010, by correspondence with the transfer agent of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Transition 2030 Fund as of February 28, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and for the period December 15, 2006 (commencement of operations) to February 28, 2007, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
April 16, 2010
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FEDERAL INCOME TAX INFORMATION Unaudited
In early 2010, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2009. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     Capital gain distributions of $0.06794 per share were paid to Class A, Class B, Class C, Class N and Class Y shareholders, respectively, on December 31, 2009. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).
     None of the dividends paid by the Fund during the fiscal year ended February 28, 2010 are eligible for the corporate dividend-received deduction.
     A portion, if any, of the dividends paid by the Fund during the fiscal year ended February 28, 2010 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $389,343 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2010, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
21 | OPPENHEIMER TRANSITION 2030 FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited
Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information, that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.
     The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.
     Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.
     Nature, Quality and Extent of Services. The Board considered information about the nature and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio managers and the Manager’s asset allocation team, who provide research, analysis and other advisory services in regard to the Fund’s investments; oversight of third party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.
22 | OPPENHEIMER TRANSITION 2030 FUND

     The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of the portfolio managers for the Fund, and the experience of the portfolio managers and the investment performance of the investment companies in which the Fund may invest (the “Underlying Funds”). The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources, that the Fund benefits from the services provided under the Agreement.
     Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end load and no-load mixed-asset target 2030 funds. The Board noted that the Fund’s one-year and since inception performance was below its peer group median.
     Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board noted that the Fund does not pay a direct management fee but that the Fund indirectly bears its share of the management fees of the Underlying Funds. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund, other mixed-asset target 2030 funds of funds and other passively managed affiliated funds of funds with comparable asset levels and distribution features. The Board noted that the Manager has voluntarily undertaken to limit the total expenses so that the combined direct (fund of funds level) and indirect (Underlying Fund level) expense as a percentage of average daily net assets will
23 | OPPENHEIMER TRANSITION 2030 FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / Continued
not exceed the following annual rates: 1.50% for Class A, 2.25% for Class B, 2.25% for Class C, 1.75% for Class N and 1.25% for Class Y. The Manager may modify or terminate this undertaking at any time without notice to shareholders. The Board noted that the Fund’s total expenses were higher than its peer group median.
     Economies of Scale. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund and the Underlying Funds, and the extent to which those economies of scale would benefit the Fund’s shareholders.
     Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates. The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.
     Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.
     Based on its review of the information it received and its evaluations described above, at meetings in June and September 2009, the Board, including a majority of the independent Trustees, decided to continue the Agreement for the period through September 30, 2010. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, in light of all of the surrounding circumstances.
24 | OPPENHEIMER TRANSITION 2030 FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund and each underlying fund have adopted Portfolio Proxy Voting Policies and Procedures under which the Fund and each underlying fund votes proxies relating to securities (“portfolio proxies”) held. A description of the Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund and each underlying fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Householding—Delivery of Shareholder Documents
This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus, or, if available, the fund’s summary prospectus, annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.
     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus, or, if available, the summary prospectus, reports and privacy policy within 30 days of receiving your request to stop householding.
25 | OPPENHEIMER TRANSITION 2030 FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007) and Trustee (since 2006) Age: 66	Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Member of Zurich Financial Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999- September 2004). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Board since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

David K. Downes, Trustee (since 2007) Age: 70	Director of THL Credit Inc. (since June 2009); Independent Chairman GSK Employee Benefit Trust (since April 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); Director of Correctnet (2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch & Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse & Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Board since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.
26 | OPPENHEIMER TRANSITION 2030 FUND

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Matthew P. Fink, Trustee (since 2006) Age: 69	Trustee of the Committee for Economic Development (policy research foundation) (since 2005); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Board since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Phillip A. Griffiths, Trustee (since 2006) Age: 71	Fellow of the Carnegie Corporation (since 2007); Distinguished Presidential Fellow for International Affairs (since 2002) and Member (since 1979) of the National Academy of Sciences; Council on Foreign Relations (since 2002); Director of GSI Lumonics Inc. (precision technology products company) (since 2001); Senior Advisor of The Andrew W. Mellon Foundation (since 2001); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Foreign Associate of Third World Academy of Sciences (since 2000); Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Griffiths has served on the Board since June 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Mary F. Miller, Trustee (since 2006) Age: 67	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 59 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Board since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Joel W. Motley, Trustee (since 2006) Age: 57	Managing Director of Public Capital Advisors, LLC (privately held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Chairman of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee of Historic Hudson Valley. Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Board since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Mary Ann Tynan, Trustee (since 2008) Age: 64	Vice Chair of Board of Trustees of Brigham and Women’s/Faulkner Hospital (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington
27 | OPPENHEIMER TRANSITION 2030 FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Mary Ann Tynan, Continued	Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 59 portfolios in the OppenheimerFunds complex. Ms. Tynan has served on the Board since October 2008, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Joseph M. Wikler, Trustee (since 2006) Age: 68	Director of C-TASC (bio-statistics services) (since 2007); Director of the following medical device companies: Medintec (since 1992) and Cathco (since 1996); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Wikler has served on the Board since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Peter I. Wold, Trustee (since 2006) Age: 62	Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (since 2004); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Wold has served on the Board since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

INTERESTED TRUSTEE AND OFFICER	The address of Mr. Glavin is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Glavin serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin is an interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

William F. Glavin, Jr., Trustee, President and Principal Executive Officer (since 2009) Age: 51	Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003- March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital
28 | OPPENHEIMER TRANSITION 2030 FUND

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

William F. Glavin, Jr., Continued	Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006- September 2006) of C.M. Benefit Insurance Company; Director (May 2008- June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC.; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. Oversees 63 portfolios as a Trustee/Director and 94 portfolios as an Officer in the OppenheimerFunds complex. Mr. Glavin has served on the Board since December 2009, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Gilston, Webman, Keffer and Zack, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Alan C. Gilston, Vice President and Portfolio Manager (since 2009) Age: 51	Vice President of the Manager (since September 1997); a member of the Funds’ portfolio management team and a member of the Manager’s Asset Allocation Committee (since February 2009); a member of the Manager’s Risk Management Team during various periods. A portfolio manager and officer of 11 portfolios in the OppenheimerFunds complex.

Dr. Jerry A. Webman, Vice President and Portfolio Manager (since 2006) Age: 60	Chief Economist (since 2006), Senior Vice President (since February 1996), Senior Investment Officer (since 1999) of the Manager and Director of the Manager’s Fixed Income Investments (1999-December 2008). A portfolio manager and officer of 11 portfolios in the OppenheimerFunds complex.

Thomas W. Keffer, Vice President and Chief Business Officer (since 2009) Age: 54	Senior Vice President of the Manager (since March 1997); Director of Investment Brand Management (since November 1997); Senior Vice President of OppenheimerFunds Distributor, Inc. (since December 1997). An officer of 94 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2006) Age: 59	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983); Former Vice President and Director of Internal Audit of the Manager (1997-February 2004). An officer of 94 portfolios in the OppenheimerFunds complex.
29 | OPPENHEIMER TRANSITION 2030 FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2006) Age: 50	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. (since May 2000), OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (March 1999-June 2008),Centennial Asset Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003). An officer of 94 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Secretary (since 2006) Age: 61	Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds International Distributor Limited (since December 2003); Senior Vice President (May 1985- December 2003). An officer of 94 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.525.7048.
30 | OPPENHEIMER TRANSITION 2030 FUND

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3. Audit Committee Financial Expert.
The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.
Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $17,000 in fiscal 2010 and fiscal 2009.
(b)	Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed $253,340 in fiscal 2010 and $271,200 in fiscal 2009 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: internal control reviews, audit of capital accumulation plan and professional services for FAS 157.
(c)	Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $12,750 in fiscal 2010 and no such fees in fiscal 2009.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.
(d)	All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.
The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.
Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.
(2) 100%
(f)	Not applicable as less than 50%.
(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $266,090 in fiscal 2010 and $271,200 in fiscal 2009 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.
(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5. Audit Committee of Listed Registrants
Not applicable.
Item 6. Schedule of Investments.

a) Not applicable.
b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.
2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.
4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”
5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11. Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 02/28/2010, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.
There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Oppenheimer Transition 2030 Fund

By:	/s/ William F. Glavin, Jr. William F. Glavin, Jr.
Principal Executive Officer

Date:	04/07/2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr. William F. Glavin, Jr.
Principal Executive Officer

Date:	04/07/2010

By:	/s/ Brian W. Wixted Brian W. Wixted
Principal Financial Officer

Date:	04/07/2010